UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2013

ART'S-WAY MANUFACTURING CO., INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-05131	42-0920725
(Commission File Number)	(IRS Employer
Identification No.)
5556 Highway 9 Armstrong, Iowa 50514
(Address of Principal Executive Offices) (Zip Code)

(712) 864-3131
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 1, 2013, the Board of Directors of Art's-Way Manufacturing Co., Inc. (the “Company”) elected David R. Castle as a director of the Company, effective on the same date. Mr. Castle will stand for election by stockholders at the Company's 2013 Annual Meeting.

In connection with his election to the Board, Mr. Castle will be compensated pursuant to the Company's existing director compensation plan, which shall be provided on a prorated basis for the period beginning with his effective start date and ending with the Company's fiscal year end. Pursuant to the director compensation plan, Mr. Castle will first be eligible for an option grant as of his election to the Board at the Company's 2013 Annual Meeting.

Mr. Castle was not elected pursuant to any arrangement or understanding with any person. Neither Mr. Castle nor any of his immediate family has been a party to any transaction with the Company during the Company's last two fiscal years, nor is any such transaction currently proposed, that would be reportable under Item 404(a) of Regulation S-K.

On January 3, 2013, Dean Droegemueller resigned as the Company's Director of Finance and principal accounting officer, effective upon the Company's filing of its Annual Report on Form 10-K, or earlier upon mutual agreement of the parties. Until the effective date of his resignation, Mr. Droegemueller will continue to receive his current salary and benefits. The Board of Directors intends to appoint Carrie Majeski, the Company's current President, Chief Executive Officer and interim Chief Financial Officer, as interim principal accounting officer effective as of the effective date of Mr. Droegemueller's resignation.

On January 7, 2013, the Company issued a press release regarding the election of Mr. Castle. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference in this Current Report on Form 8-K as if fully set forth herein.

Certain statements found in this Current Report on Form 8-K may constitute forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements in this Current Report on Form 8-K include the Company's expectation to appoint Ms. Majeski as the Company's interim principal accounting officer. Forward-looking statements cannot be guaranteed and are subject to risks and uncertainties, such as a delay in timely appointing an interim principal accounting officer.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Shell Company Transactions: None

(d)	Exhibits:

99.1	Press Release dated January 7, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2013

ART'S-WAY MANUFACTURING CO., INC.

By:	/s/ Carrie L. Majeski
Carrie L. Majeski President, Chief Executive Officer and Interim Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

ART'S-WAY MANUFACTURING CO., INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
January 1, 2013	000-05131

Exhibit No.	Item

99.1	Press Release dated January 7, 2013